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EXHIBIT 10.11

                         COLLATERAL REPURCHASE AGREEMENT



         THIS COLLATERAL REPURCHASE AGREEMENT (this "Agreement") is made as of the 30th day of January , 1998, by and among J.A. MCALEER, JR., a resident of Forsyth County, North Carolina and MACKK, L.L.C., an Alabama limited liability company (collectively the "Borrower"), KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation (the "Company") and BRANCH BANKING AND TRUST COMPANY, a national banking institution ("BB&T").

                                 R E C I T A L :

         A. BB&T has on this date extended credit to the Borrower in the aggregate maximum principal sum of One Million Seven Hundred Fifty Thousand and 00/100 Dollars ($1,750,000.00) consisting of a term loan in the amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) (the "Term Loan") and a line of credit in the maximum principal amount of Two Hundred Fifty Thousand and no/100 Dollars ($250,000.00) (the "Line of Credit") (the Term Loan and the Line of Credit are herein together referred to as the "Indebtedness"), evidenced by two Promissory Notes of even date herewith executed and delivered by the Borrower to BB&T (the "Notes").

         B. The Indebtedness is secured, in part, by a pledge by J.A. McAleer, Jr. ("Pledgor") of five thousand two hundred twenty-six (5,226) shares of the common voting stock of the Company owned by the Pledgor (the "Pledged Stock"), pursuant to a Pledge Agreement of even date herewith executed by and between Pledgor and BB&T (the "Pledge Agreement"; the Pledge Agreement, and all other documents, instruments and agreements executed to evidence, create or secure the Indebtedness are herein called the "Loan Documents").

         C. The Pledged Stock is subject to a Stock Purchase Agreement dated July 1, 1984 executed by and among the Company and its shareholders (as it may be amended) (the "Stock Purchase Agreement"), which Stock Purchase Agreement has been consented and agreed to by Pledgor.

         D. In order to induce BB&T to make the loans giving rise to the Indebtedness, the Company has agreed to purchase all or part of the Pledged Stock in the event of a default under the Notes or any of the Loan Documents in accordance with the terms of this Agreement.

         E. BB&T has required the execution and delivery of this Agreement by the parties hereto as a condition to making the Loans comprising the Indebtedness.


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         NOW, THEREFORE, in consideration of the premises and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ELECTION BY BB&T TO CAUSE THE COMPANY TO PURCHASE THE PLEDGED STOCK. Upon a default under the Notes or any of the Loan Documents (hereinafter referred to as a "Default"), BB&T may give notice to the Company and the Borrower, requiring the Company to purchase, and the Pledgor to sell, the Pledged Stock in the following manner and upon the following terms. The notice shall specify whether the purchase is to be made (a) from the Pledgor prior to the commencement of proceedings by BB&T to exercise its rights and remedies as a secured party against the Pledged Stock, or (b) at a private sale ("Private Sale") conducted pursuant to the terms of the Pledge Agreement and applicable law. For purposes of determining the time as of which such purchase price is to be determined, the Pledgor and BB&T agree that such notice shall constitute written notice of a proposed transfer, disposition or sale of its Pledged Stock under paragraph 2(a) of the Stock Purchase Agreement. At the Closing (as defined in paragraph 3 hereof), the Company shall pay to BB&T and not to the Borrower or Pledgor, in United States dollars and in immediately available funds, a purchase price determined in accordance with the Stock Purchase Agreement. If the purchase price of the Pledged Stock is greater than the then outstanding Indebtedness (including accrued but unpaid interest and all other sums owed by Borrower to BB&T pursuant to the terms of the Notes and the Loan Documents), then the Company shall be required to purchase hereunder only so much of the Pledged Stock as is necessary to pay in full the Indebtedness. In consideration of the purchase price received by BB&T, the Pledgor shall transfer title to the Pledged Stock (or so much therefor as shall be purchased) to the Company or in the event the sale is at a Private Sale, BB&T shall deliver to the Company the certificates evidencing the Pledged Stock (or so much thereof as shall be purchased) together with stock powers executed in blank by the Pledgor. In either case, BB&T shall release its security interest in the Pledged Stock purchased by the Company upon receipt of the purchase price. The Borrower and the Company hereby acknowledge that the Pledged Stock is subject to the terms and provisions of the Stock Purchase Agreement which provides, in part, an option to purchase the Pledged Stock in favor of the Company and each of its shareholders in the event Pledgor desires to transfer, sell or dispose of all or any portion of the Pledged Stock. Accordingly, and given the difficulty of obtaining a reasonable price for the Pledged Stock at a public sale or auction and the difficulty of selling the Pledged Stock at a public sale or auction in compliance with the Stock Purchase Agreement and applicable federal and state securities laws, the Company, the Pledgor and the Borrower specifically agree that a Private Sale at which the Company shall purchase any or all of the Pledged Stock pursuant to the terms of this Agreement shall have been conducted in a commercially reasonable manner, and, to the extent permitted by applicable law, the Company, the Pledgor and the Borrower hereby waive any claim or defense to any such sale arising under any applicable law, including, but not limited to, under Section 9-504(3) of the Uniform Commercial Code as in effect in the applicable jurisdiction.

         2. OTHER PURCHASERS. In the event of a default under any of the Loan Documents, BB&T agrees not to purchase all or any part of the Pledged Stock or allow any other person (other than the Company) to do so, without the prior written consent of the Company, unless the


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Company shall, within thirty (30) days after BB&T's request for performance hereunder, fail, refuse or be unable to perform its obligations hereunder.

         3. THE CLOSING. If purchase of the Pledged Stock is to be made from the Pledgor, or the Borrower, as the case may be, the Closing shall take place at a time and place selected by BB&T within fifteen (15) days after the date of BB&T's notice to the Company and the Borrower requiring that the Company purchase the Pledged Stock. If purchase of the Pledged Stock is to take place pursuant to a Private Sale, Closing shall take place at a time and in the manner as provided for by applicable law or in the Pledge Agreement, as the case may be, or as may be provided for in any notice given by BB&T pursuant thereto for the Private Sale provided, however, that the Closing and delivery of the Pledged Stock purchased by the Company shall occur at the principal office of BB&T in Winston-Salem, North Carolina, at no expense to BB&T.

         4. SURPLUS. If all proceeds ever received by BB&T, either before or after the Closing, from any sale or other disposition of any collateral, or part therefor, for the Indebtedness, or the exercise of any other remedy pursuant to the Notes or any of the Loan Documents, together with the aggregate purchase price actually received by BB&T for the Pledged Stock to be purchased pursuant to this Agreement, shall exceed the aggregate amount of the Indebtedness, interest thereon, the costs and expenses incurred or other sums thereunder owed by the Borrower to BB&T pursuant to any of the Notes or the Loan Documents, and the costs and expenses incurred in the enforcement of the Borrower's obligations under this Agreement, including reasonable attorneys' fees, the amount of such excess shall be remitted to or for the account of the Borrower, subject however, to the rights and claims of others having a prior interest in or a lien upon any such proceeds.

         5. ASSIGNMENT BY BORROWER. Borrower hereby assigns all of its right, title and interest in and to this Agreement to BB&T as collateral security for the Indebtedness and agrees to execute and deliver Uniform Commercial Code Financing Statements with respect thereto as BB&T may request.

         6. CONTINUING OBLIGATIONS. The obligations of the Company under this Agreement shall be continuing, and the Company agrees that its obligations hereunder shall not be modified, diminished, extinguished or released by reason that the whole or any part of any security or collateral for the Indebtedness (other than the Pledged Stock) now or hereafter held may be exchanged, compromised, impaired, released, or surrendered from time to time, that the time or place of payment of any Indebtedness or of any security therefor may be exchanged or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part, that the Borrower may be granted indulgences generally, that any of the provisions of any note or other instrument evidencing any debt of the Borrower or any security therefor, including, without limitation, the Notes and the Loan Documents, may be modified or waived, or that any party liable for the payment thereof (including but not limited to any guarantor, surety or endorser) may be granted indulgences or released, all of which are hereby expressly consented to by the Company, provided, however, that neither the original principal amount of the Notes nor the interest rate thereunder may be increased except in accordance with the terms of the Notes, nor may additional amounts be advanced or readvanced under the Notes except as provided in the Line of



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Credit Note, nor shall the Pledge Agreement be amended, compromised or released, nor shall the Pledged Stock be compromised or released as collateral for the Indebtedness. Neither the death, disability, bankruptcy, or insolvency of any one or more of the Borrower or any guarantor, surety or endorser shall affect the continuing obligation of the Company. No claim need be asserted against the personal representative, guardian, custodian, trustee, debtor in bankruptcy, or receiver of any deceased, incompetent, bankrupt or insolvent borrower, guarantor, surety or endorser. Any deposit balance to the credit of the Borrower or any other party liable for the payment of the Indebtedness or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of any Indebtedness. All of the foregoing may be done without notice to or further assent by the Company, which shall remain bound hereon notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release. The Company expressly waives notice of acceptance of this Agreement and of all extensions of credit to the Borrower, presentment and demand for payment of the Indebtedness, protest and any notice of dishonor or of default to the Company or to any other party with respect to any of the Indebtedness or with respect to any security or collateral therefor and all other notices to which the Company might otherwise be entitled. The obligations of the Company under this Agreement shall be direct and immediate and not conditional or contingent upon either the pursuit of any remedies against the Borrower or any other person or foreclosure of any security interest or liens available to BB&T, its successors, endorsees or assigns, other than pursuant to the Pledge Agreement and this Agreement enabling the Company to purchase the Pledged Stock as required hereunder, the Company hereby waiving any rights to require that any action be brought against the Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of BB&T in favor of the Borrower or any other person, and the Company hereby waiving any rights of the Company pursuant to North Carolina General Statutes Section 26-7 or any similar or subsequent law. If the Indebtedness is partially paid through the election of BB&T, its successors, endorsees or assigns, to pursue any of the remedies mentioned herein, in the Notes, or in the Loan Documents or if such Indebtedness is otherwise partially paid, the Company shall nevertheless remain fully liable and obligated under and pursuant to the terms of this Agreement. The Borrower and BB&T agree to provide the Company with copies of all Loan Documents and modifications thereof.

         7. NO CREDIT; WAIVER OF DEFENSES. The Company shall not be entitled to provide for the payment of the purchase price either for the Pledged Stock (or any part thereof) by the issuance of credit or credits to or for the account of the Borrower, the Pledgor or either of them. Nor shall any portion of any purchase price for the Pledged Stock be subject to offset, reduction or diminution by reason of any disputed or undisputed claim, suit or demand which the Company may have against the Borrower, the Pledgor or either of them, or by reason of any disputed or undisputed unpaid accounts or liabilities of or amounts otherwise owed by the Borrower, the Pledgor or either of them to the Company. Nothing herein shall prohibit the Company from purchasing the Pledged Stock over and above the amounts necessary to satisfy the Borrower's obligations to BB&T and applying the proceeds thereof to any obligation of the Borrower to the Company.

         8. NOTIFICATION OF STOCK PURCHASE AGREEMENT. Nothing herein shall prevent or restrict the Company and the Pledgor from amending or terminating (and the Company and Pledgor



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shall have the right to amend and/or terminate the Stock Purchase Agreement) the
Stock Purchase Agreement provided that, in the event of the termination or modification of the Stock Purchase Agreement, the Company and the Pledgor shall remain obligated to comply with paragraph 1 above as if the Stock Purchase Agreement remained in force (unmodified) as it is as of the date hereof.

         9. CHOICE OF LAW. The parties hereby acknowledge and agree that this Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

         10. MODIFICATION OF COLLATERAL REPURCHASE AGREEMENT. This Agreement may not be changed, amended or modified orally or by implication but only by a written instrument signed by each of the parties hereto, and no obligation of the Company or the Borrower or the Pledgor shall be released, waived or modified by BB&T or any officer or agent of BB&T except by a writing signed by a duly authorized officer of BB&T and bearing the seal of BB&T. This Agreement shall be irrevocable by the Company, the Borrower and the Pledgor until the Indebtedness has been completely repaid and all other obligations and undertakings of the Borrower under, or by reason of, or pursuant to the Notes or any of the Loan Documents have been completely performed and satisfied.

          11. NOTICES. Any and all notices or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice or demand, and shall be delivered personally or by a nationally recognized courier service or sent by registered or certified United States mail, postage prepaid, to the other party(ies) at the address(es) set forth below, or at such other address as may have been designated in writing. The effective date of such notice or demand shall be date of personal service or the date on which the notice or demand is deposited in the mails.

         The address of the Borrower is:    J.A. McAleer, Jr.
                                            709 Chippenham Court
                                            Winston-Salem, NC 27104

                                            MACKK, L.L.C.
                                            709 Chippenham Court
                                            Winston-Salem, NC 27104

         The address of the Company is:     Krispy Kreme Doughnut Corporation
                                            370 Knollwood Street
                                            Suite 500
                                            Winston-Salem, North Carolina 27103
                                            Attn: Stephen A. Johnson

         The address of BB&T is:            Branch Bank and Trust Company

         Post Office Box 15008

         Winston-Salem, North Carolina 27150

         Attn:  Steve Bullard



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         12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but taken together shall constitute but one Agreement.

         13. BENEFIT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.



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         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals or have otherwise caused this Agreement to be due executed as of the day and year first above written.

                                         /s/ J.A. McAleer, Jr.        (SEAL)
                                         -----------------------------
                                         J.A. MCALEER, JR.

                                         MACKK, L.L.C.

[CORPORATE SEAL]                         BY: /s/ J.A. McAleer, Jr.
                                             -------------------------------
                                             J.A. MCALEER, JR., MANAGER

ATTEST:
_____________________________________
   _________ SECRETARY


                                         KRISPY KREME DOUGHNUT CORPORATION

                                         BY: /s/ Randy S. Casstevens
                                             -------------------------------
[CORPORATE SEAL]                             RANDY S. CASSTEVENS, VICE PRESIDENT


ATTEST:
Stephan A. Johnson
---------------------------------------
STEPHEN A. JOHNSON, ASSISTANT SECRETARY

                                         BRANCH BANKING AND TRUST COMPANY

                                         BY: /s/ Steven G. Bullard
                                             -------------------------------
                                         PRINTED NAME: Steven G. Bullard
                                                       ---------------------
                                         PRINTED TITLE: Vice President
                                                        --------------------



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